UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

Healthpeak Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 13, 2023, in connection with the corporate reorganization announced on February 7, 2023 (the “Reorganization”), Healthpeak Properties, Inc., a Maryland corporation (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (the “New Registration Statement”) to replace the automatic shelf registration statement on Form S-3ASR (No. 333-256055) filed with the SEC on May 13, 2021 (the “Prior Registration Statement”). The Prior Registration Statement was terminated in connection with the Reorganization on February 10, 2023.

In connection with the filing of the New Registration Statement, on February 16, 2023, the Company filed the following eleven prospectus supplements:

(i) A prospectus supplement covering the offering of 6,982,880 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), pursuant to the Company’s Dividend Reinvestment and Stock Purchase Plan (the “DRIP Prospectus Supplement”). The DRIP Prospectus Supplement continues an offering of 12,000,000 shares previously covered by the Prior Registration Statement.

(ii) A prospectus supplement covering the issuance of up to 1,053,318 shares of Common Stock to the holders of certain non-managing member units of HCPI/Utah, LLC upon tender of those units in exchange for shares of Common Stock that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement dated as of January 20, 1999, of HCPI/Utah, LLC, as amended (the “Utah I Operating Agreement”), and the possible resale of shares of our Common Stock by such holders (the “Utah I Exchange and Resale Shares Prospectus Supplement”).

(iii) A prospectus supplement covering the resale of up to 57,637 shares of Common Stock that may be issuable or have been issued upon exchange of 25,074 non-managing member units of HCPI/Utah, LLC (the “Utah I Resale Shares Prospectus Supplement”) pursuant to redemption rights set forth in the Utah I Operating Agreement.

(iv) A prospectus supplement covering the resale of up to 324,539 shares of Common Stock that may be issuable or have been issued upon exchange of 141,188 non-managing member units of HCPI/Utah II, LLC (the “Utah II Resale Shares Prospectus Supplement”) pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, dated as of August 17, 2001, of HCPI/Utah II, LLC, as amended (the “Utah II Operating Agreement”). The Utah II Resale Shares Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(v) A prospectus supplement covering the issuance of up to 1,046,765 shares of Common Stock to the holders of certain non-managing member units of HCPI/Utah II, LLC, upon tender of those units in exchange for shares of Common Stock (the “Utah II Exchange Shares Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in the Utah II Operating Agreement. The Utah II Exchange Shares Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(vi) A prospectus supplement covering the issuance of up to 1,633,007 shares of Common Stock to the holders of certain non-managing member units of HCPI/Utah II, LLC upon tender of those units in exchange for shares of Common Stock that the Company may issue pursuant to redemption rights set forth in the Utah II Operating Agreement and the possible resale of shares of our Common Stock by such holders (the “Utah II Exchange and Resale Shares Prospectus Supplement”).

(vii) A prospectus supplement covering the resale of up to 281,515 shares of Common Stock that may be issuable upon exchange of 122,473 non-managing member units of HCPI/Tennessee, LLC (the “Tennessee Prospectus Supplement”) pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, as amended, of HCPI/Tennessee, LLC and New Member Joinder Agreement, dated as of October 19, 2005. The Tennessee Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(viii) A prospectus supplement covering the issuance of up to 1,824,603 shares of Common Stock to the holders of non-managing member units of HCP DR MCD, LLC upon tender of those units in exchange for shares of Common Stock (the “MCD Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, dated as of February 9, 2007, of HCP DR MCD, LLC. The MCD Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(ix) A prospectus supplement covering the issuance of up to 52,556 shares of Common Stock to the holders of non-managing member units of HCP DR California II, LLC upon tender of those units in exchange for shares of Common Stock (the “California II Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, dated as of June 1, 2014, of HCP DR California II, LLC. The California II Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(x) A prospectus supplement covering the issuance of up to 117,079 shares of Common Stock to the holders of non-managing member units of HCP DR California III, LLC upon tender of those units in exchange for shares of Common Stock (the “California III Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in that certain Amended and Restated Limited Liability Company Agreement, dated as of May 1, 2019, of HCP DR California III, LLC, as amended. The California III Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

(xi) A prospectus supplement covering the issuance of up to 898,598 shares of Common Stock to the holders of non-managing member units of SH DR California IV, LLC upon tender of those units in exchange for shares of Common Stock (the “California IV Prospectus Supplement”) that the Company may issue pursuant to redemption rights set forth in that certain Second Amended and Restated Limited Liability Company Agreement, dated as of July 18, 2019, of SH DR California IV, LLC, as amended. The California IV Prospectus Supplement continues an offering of Common Stock previously covered by the Prior Registration Statement.

The Company is filing this Current Report on Form 8-K to provide legal opinions of its counsel, Ballard Spahr LLP, regarding the legality of the securities covered by the DRIP Prospectus Supplement, the Utah I Exchange and Resale Shares Prospectus Supplement, the Utah I Resales Shares Prospectus Supplement, the Utah II Resale Shares Prospectus Supplement, the Utah II Exchanges Shares Prospectus Supplement, the Utah II Exchange and Resale Shares Prospectus Supplement, the Tennessee Prospectus Supplement, the MCD Prospectus Supplement, the California II Prospectus Supplement, the California III Prospectus Supplement, and the California IV Prospectus Supplement, which opinions are attached hereto as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.10 and 5.11, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

No.	Description
5.1	Opinion of Ballard Spahr LLP (DRIP Prospectus Supplement)
5.2	Opinion of Ballard Spahr LLP (Utah I Exchange and Resale Shares Prospectus Supplement)
5.3	Opinion of Ballard Spahr LLP (Utah I Resales Shares Prospectus Supplement)
5.4	Opinion of Ballard Spahr LLP (Utah II Resale Shares Prospectus Supplement)
5.5	Opinion of Ballard Spahr LLP (Utah II Exchange Shares Prospectus Supplement)
5.6	Opinion of Ballard Spahr LLP (Utah II Exchange and Resale Shares Prospectus Supplement)
5.7	Opinion of Ballard Spahr LLP (Tennessee Prospectus Supplement)
5.8	Opinion of Ballard Spahr LLP (MCD Prospectus Supplement)
5.9	Opinion of Ballard Spahr LLP (California II Prospectus Supplement)
5.10	Opinion of Ballard Spahr LLP (California III Prospectus Supplement)
5.11	Opinion of Ballard Spahr LLP (California IV Prospectus Supplement)
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Ballard Spahr LLP (included in Exhibit 5.2)
23.3	Consent of Ballard Spahr LLP (included in Exhibit 5.3)
23.4	Consent of Ballard Spahr LLP (included in Exhibit 5.4)
23.5	Consent of Ballard Spahr LLP (included in Exhibit 5.5)
23.6	Consent of Ballard Spahr LLP (included in Exhibit 5.6)
23.7	Consent of Ballard Spahr LLP (included in Exhibit 5.7)
23.8	Consent of Ballard Spahr LLP (included in Exhibit 5.8)
23.9	Consent of Ballard Spahr LLP (included in Exhibit 5.9)
23.10	Consent of Ballard Spahr LLP (included in Exhibit 5.10)
23.11	Consent of Ballard Spahr LLP (included in Exhibit 5.11)
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2023

Healthpeak Properties, Inc.

By:	/s/ Peter A. Scott
Peter A. Scott
Chief Financial Officer